Exhibit 99.1

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Vantage Data Centers Germany Borrower Lux S.à r.l.

Bâtiment C2,

2, rue Peternelchen,

L-2370 Howald,

Grand Duchy of Luxembourg

(the “Issuer”)

Barclays Bank Ireland PLC

One Molesworth Street

Dublin 2

D02 RF29

Ireland

(“Barclays”)

Deutsche Bank AG

Taunusanlage 12
60325 Frankfurt am Main
Hessen
Germany

(“DB”)

ING Bank N.V.

Bijlmerdreef 106

1102 CT

Amsterdam

(“ING Bank”)

Natixis

7 Promenade Germaine

Sablon – 75013 Paris

France

(“Natixis” and together with Barclays, DB and ING Bank, the “Joint Lead Managers”)

and the other “Managers” (as defined in the Engagement Letter)

2 May 2025

Dear Sirs/Madams,

PROPOSED ISSUE BY VANTAGE DATA CENTERS GERMANY BORROWER LUX S.A.R.L OF LEASE RECEIVABLE BACKED NOTES (the “Issue”)

We have performed the procedures enumerated below on certain leases, which were agreed to by the Issuer, the Joint Lead Managers, and the Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the lease pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Joint Lead Managers and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The management of the Issuer provided us with the data files ‘Customer Mapping Bulli.xlsx’ and ‘Vantage Germany ESMA Data Tape Template – Feb 25 vF Updated.xlsx’ (together, the “Lease Pool”) containing the lease information for each of the 14 leases in the Lease Pool as at 28 February 2025 (the “Cut-off Date”).

We have carried out the Agreed upon Procedures on the Lease Pool during the period 25 to 27 March 2025.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.19 under the pool agreed upon procedures sections below, have been limited to confirming that the selected attribute from the Lease Pool agreed to the lease documentation or copies thereof provided to us in the lease file. We are entitled to assume that the lease documentation is correct and we have not sought to independently verify this information. The lease documentation used in these Agreed upon Procedures was any one of the lease agreement, guarantee of lease, commencement letter, change of control document, contract amendment document and deed of variation (together, the “Lease Documentation”) and the primary system of record Yardis (the “System”).

1.	Pool agreed upon procedures

For each lease in the Lease Pool we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed-upon procedures performed:

1.1	Tenant Name

For each lease in the Lease Pool, we confirmed whether the tenant name shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the tenant name shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.2	Campus

For each lease in the Lease Pool, we confirmed whether the campus shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the campus shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.3	Datacenter

For each lease in the Lease Pool, we confirmed whether the datacenter shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the datacenter shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.4	CLP (Critical Load Power) leased (KWs)

For each lease in the Lease Pool, we confirmed whether the CLP leased (KWs) shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the CLP leased (KWs) shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.5	Ready for Service (RFS) Date

For each lease in the Lease Pool, we confirmed whether the RFS date shown in the Lease Pool agreed to the Lease Documentation. We found that the RFS date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.6	Expiration Date

For each lease in the Lease Pool, we confirmed whether the expiration date shown in the Lease Pool agreed to the Lease Documentation. We found that the expiration date shown in the Lease Pool agreed, to the Lease Documentation, except for 1 case.

Deloitte reference	Description of exception
DT02	Lease Pool = 23/05/2026; Lease Documentation = 01/02/2026

1.7	Commencement Rent (KW/Month)

For each lease in the Lease Pool, we confirmed whether the commencement rent shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the commencement rent shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.8	Current Rent (KW/Month)

For each lease in the Lease Pool, we confirmed whether the current rent shown in the Lease Pool agreed to the System. We found that the current rent shown in the Lease Pool agreed to the System, with no exception.

1.9	Annual Rent Amount (ARR)

For each lease in the Lease Pool, we confirmed whether the current annual rent amount shown in the Lease Pool agreed to the System. We found that the current annual rent amount shown in the Lease Pool agreed to the System, with no exception.

1.10	Payment Frequency

For each lease in the Lease Pool, we confirmed whether the payment frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the payment frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.11	Escalator Frequency

For each lease in the Lease Pool, we confirmed whether the escalator frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.12	Escalator Rate

For each lease in the Lease Pool, we confirmed whether the escalator rate shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator rate shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.13	Escalation Base Computation Date

For each lease in the Lease Pool, we confirmed whether the escalator base computation date shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator base computation date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.14	Renewal Option

For each lease in the Lease Pool, we confirmed whether the renewal option shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the renewal option shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.15	Length of Renewal Option

For each lease in the Lease Pool, we confirmed whether the length of the renewal option shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the length of renewal options shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.16	Rent-Free Period

For each lease in the Lease Pool with a rent free period, we confirmed whether the length of the rent-free period shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the length of the rent-free period shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.17	Original Term

For each lease in the Lease Pool, we confirmed whether the Original Term shown in the Lease Pool agreed to that shown on the Lease Documentation, where this was not available in the Lease Documentation the Original Term was recalculated using the RFS Date and the Expiration Date shown on the Lease Documentation. We found that the Original Term shown in the Lease Pool agreed to the Lease Documentation or where this was not available in the Lease Documentation the Original Term was recalculated using the RFS Date and the Expiration Date shown on the Lease Documentation, with no exception.

1.18	Expiration Date (including Renewal)

For each lease in the Lease Pool, we confirmed, where required, whether the expiration date including exercised renewal options shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the expiration date including exercised renewal options shown in the Lease Pool agreed to that shown on the Lease Documentation, with no exception.

1.19	Credit Rating

For each lease in the Lease Pool with a Credit Rating, we confirmed whether the Credit Rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg. We found that the Credit Rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg, with no exception.

Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

2.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 17 April 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on +44 113 292 1299.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP